Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
6. INCOME TAXES
Federal and foreign income tax expense consisted of the following:

	Year Ended December 31
$ in millions	2015	2014	2013
Federal income tax expense:
Current	$310	$701	$803
Deferred	472	155	84
Total federal income tax expense	782	856	887
Foreign income tax expense:
Current	21	10	28
Deferred	(3)	2	(4)
Total foreign income tax expense	18	12	24
Total federal and foreign income tax expense	$800	$868	$911

Earnings from foreign operations before income taxes are not material for all periods presented.
Income tax expense differs from the amount computed by multiplying the statutory federal income tax rate times earnings before income taxes due to the following:

	Year Ended December 31
$ in millions	2015	2014	2013
Income tax expense at statutory rate	$976	$1,028	$1,002
Research tax credit	(119)	(43)	(37)
Manufacturing deduction	(31)	(48)	(63)
Settlements with taxing authorities	—	(51)	—
Other, net	(26)	(18)	9
Total federal and foreign income taxes	$800	$868	$911

2015 – The effective tax rate for 2015 was 28.7 percent, as compared with 29.6 percent in 2014. This reduction was driven by a $76 million increase in research credits primarily resulting from additional credits claimed on our prior year tax returns, partially offset by a $51 million benefit recorded in 2014 for the partial resolution of the IRS examination of our 2007-2009 tax returns.
2014 – The effective tax rate for 2014 was 29.6 percent, as compared with 31.8 percent in 2013. The decline in the company's lower effective tax rate for 2014 reflects a $51 million benefit for the partial resolution of our 2007-2009 IRS examination.
Income tax payments, net of refunds received, were $118 million, $727 million and $880 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Uncertain Tax Positions
The company files income tax returns in the U.S. federal jurisdiction and in various state and foreign jurisdictions. The company's 2007-2013 tax returns are currently either under IRS examination or appeals. In the first quarter of 2014, the U.S. Congressional Joint Committee on Taxation approved a partial resolution of the IRS examination of the company's 2007-2009 tax returns. As a result, the company recorded a reduction of income tax expense of $51 million. The company also reduced its unrecognized tax benefits by $59 million and related accrued interest by $12 million. During 2014, the company filed appeals with the IRS for the unresolved 2007-2009 tax return matters and for unresolved 2010-2011 examination matters.
The company believes it is reasonably possible that within the next twelve months, we may resolve certain matters on the years under examination or appeals, resulting in a reduction of our unrecognized tax benefits up to $175 million and a reduction of our income tax expense up to $45 million.
Open tax years related to state and foreign jurisdictions remain subject to examination, but are not considered material.
The change in unrecognized tax benefits during 2015, 2014 and 2013, excluding interest, is as follows:

	December 31
$ in millions	2015	2014	2013
Unrecognized tax benefits at beginning of the year	$210	$241	$156
Additions based on tax positions related to the current year	52	62	56
Additions for tax positions of prior years	17	9	44
Settlements with taxing authorities	(10)	(61)	(1)
Other, net	(46)	(41)	(14)
Net change in unrecognized tax benefits	13	(31)	85
Unrecognized tax benefits at end of the year	$223	$210	$241

These liabilities, along with $23 million of accrued interest and penalties, are included in other current and non-current liabilities in the consolidated statements of financial position. If the income tax benefits from these tax positions are ultimately realized, $173 million of federal and foreign tax benefits would reduce the company’s effective tax rate.
Net interest expense within the company's federal, foreign and state income tax provisions was not material for all years presented.
Deferred Income Taxes
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and tax purposes. Net deferred tax assets and liabilities are classified as non-current in the consolidated statements of financial position.
The tax effects of significant temporary differences and carryforwards that gave rise to year-end deferred federal, state and foreign tax balances, as presented in the consolidated statements of financial position, are as follows:

	December 31
$ in millions	2015	2014
Deferred Tax Assets
Retiree benefits	$2,549	$2,745
Accrued employee compensation	316	311
Provisions for accrued liabilities	347	392
Inventory	227	—
Stock-based compensation	76	91
Other	68	104
Gross deferred tax assets	3,583	3,643
Less valuation allowance	(34)	(53)
Net deferred tax assets	3,549	3,590
Deferred Tax Liabilities
Goodwill	788	787
Property, plant and equipment, net	297	315
Contract accounting differences	976	332
Other	79	130
Deferred tax liabilities	2,140	1,564
Total net deferred tax assets	$1,409	$2,026

Realization of deferred tax assets is primarily dependent on generating sufficient taxable income in future periods. The company believes it is more-likely-than-not all deferred tax assets will be realized, net of valuation allowances currently established.
At December 31, 2015, the company has available unused net operating losses of $198 million that may be applied against future taxable income, primarily in the United Kingdom, that may be used indefinitely. A valuation allowance of $34 million has been recorded against certain deferred tax assets due to the uncertainty of the realization of these net operating losses and other deferred tax assets, principally in foreign jurisdictions.
Undistributed Foreign Earnings
As of December 31, 2015, the company has accumulated undistributed earnings generated by its foreign subsidiaries of approximately $560 million. No deferred tax liability has been recorded on these earnings since the company intends to permanently reinvest these earnings and expects future U.S. cash generation will be sufficient to meet future U.S. cash needs. Should these earnings be distributed in the form of dividends or otherwise, the distributions would result in tax of approximately $45 million, representing U.S. federal income tax, less foreign tax credits available to offset such distributions.